Janet Gore

IN THE **CIRCUIR COURT** OF THE **17TH**
JUDICIAL CIRCUIT IN AND FOR
BROWARD COUNTY FLORIDA

GENERAL JURISDICTION DIVISION

CASE NO. 05-1407 11

FILED FOR RECORDS
CIRCUIT CIVIL-4

LEO GREENFIELD,

Plaintiff,

vs.

FRANK ALBERO a/k/a AUGUSTIN ALBERO a/k/a AUGUSTIN F. ALBERO; a/k/a AUGUSTIN FRANCISCO ALBERO and ALBERO GRANITE, INC., a Nevada Corporation and MARIA CRISTINA VILCHEZ,

Defendants.

INSTR # 106857806
OR BK 43643 Pages 1561 - 1579
RECORDED 02/22/07 12:41:01
BROWARD COUNTY COMMISSION
DEPUTY CLERK 2080
#21, 19 Pages

FINAL JUDGMENT OF SPECIFIC PERFORMANCE

THIS CAUSE having come before the Court on Plaintiff's Motion for entry of a Judgment of Specific Performance against Defendants ***FRANK ALBERO a/k/a AUGUSTIN ALBERO a/k/a AUGUSTIN F. ALBERO; a/k/a AUGUSTIN FRANCISCO ALBERO and ALBERO GRANITE, INC.,*** a Nevada Corporation and ***MARIA CRISTINA VILCHEZ,*** and the Court having reviewed the file reflecting that appropriate service had been effected on the said Defendants ***FRANK ALBERO a/k/a AUGUSTIN ALBERO a/k/a AUGUSTIN F. ALBERO; a/k/a AUGUSTIN FRANCISCO ALBERO***

19

IN THE **CIRCUIR COURT** OF THE **17TH**
JUDICIAL CIRCUIT IN AND FOR
BROWARD COUNTY FLORIDA
GENERAL JURISDICTION DIVISION
CASE NO. 05-1407 11

and ALBERO GRANITE, INC., a Nevada Corporation and ***MARIA CRISTINA VILCHEZ,*** and a Default has been entered against the Defendants ***FRANK ALBERO a/k/a AUGUSTIN ALBERO a/k/a AUGUSTIN F. ALBERO; a/k/a AUGUSTIN FRANCISCO ALBERO and ALBERO GRANITE, INC.,*** a Nevada Corporation and ***MARIA CRISTINA VILCHEZ*** on January 22, 2007, and it appearing that the said Defendants are the title owners of the properties described on ***Exhibit "1"*** as follows:

> Volume 6 (Law No. 3236) de San Martin – Folio 484 - Document 2076, Province of San Luis, Department Libertador General San Martin, Location "La Ruda", Republic of Argentina, South America.

and as further described in the Activacion Notarial attached hereto as ***Exhibit "2"***, *(together with its English translation attached as **Exhibit "3"**)* all of which said property is in the Country of Argentina, Provincia de San Luis, and the Court being fully advised, it is

ORDERED AND ADJUDGED:

1. That a Judgment of Specific Performance ***BE AND IT IS HEREBY ENTERED*** in favor of Plaintiff, ***LEO GREENFIELD,*** against Defendants ***FRANK ALBERO a/k/a AUGUSTIN ALBERO a/k/a AUGUSTIN F. ALBERO; a/k/a AUGUSTIN FRANCISCO ALBERO and ALBERO GRANITE, INC.,*** a Nevada Corporation and ***MARIA CRISTINA VILCHEZ*** as follows:

IN THE **CIRCUIR COURT** OF THE **17TH**
JUDICIAL CIRCUIT IN AND FOR
BROWARD COUNTY FLORIDA
GENERAL JURISDICTION DIVISION
CASE NO. 05-1407 11

a. That all right, title and interest in and to the property described in ***Exhibit "1"*** attached hereto, *to wit:*

> Volume 6 (Law No. 3236) de San Martin – Folio 484 - Document 2076, Province of San Luis, Department Libertador General San Martin, Location "La Ruda", Republic of Argentina, South America.

vested in Defendants ***FRANK ALBERO a/k/a AUGUSTIN ALBERO a/k/a AUGUSTIN F. ALBERO; a/k/a AUGUSTIN FRANCISCO ALBERO and ALBERO GRANITE, INC.***, a Nevada Corporation and ***MARIA CRISTINA VILCHEZ*** described in the documents attached hereto and made a part hereof, is now hereinafter vested in Plaintiff, ***LEO GREENFIELD,*** and that all right, title and interest of the Defendants ***FRANK ALBERO a/k/a AUGUSTIN ALBERO a/k/a AUGUSTIN F. ALBERO; a/k/a AUGUSTIN FRANCISCO ALBERO and ALBERO GRANITE, INC.***, a Nevada Corporation and ***MARIA CRISTINA VILCHEZ*** in and to the said property is hereby ***TERMINATED AND HELD FOR NAUGHT.***

DONE AND ORDERED this 8 day of February, 2007, in Fort Lauderdale, Broward County, Florida.

JUDGE, CIRCUIT COURT

Copies furnished to:
LEO GREENFIELD
MARC PRESS, ESQ.

CIRCUIT COURT 17th JUDICIAL CIRCUIT BROWARD FLORIDA

STATE OF FLORIDA
BROWARD COUNTY
I DO HEREBY CERTIFY the within and foregoing is a true and correct copy of the original as it appears on record and file in the office of the Circuit Court Clerk of Broward County, Florida.
WITNESS my hand and Official Seal at Fort Lauderdale Florida, this the ___ day of MAR 0 9 2007 20 ___
Clerk of the Court
Deputy Clerk

EXHIBIT "1"


Nmg.
TINOTEO TORRES - Pad. 1023 - Recep. Guzmán
LINGTE. Pad. 956
A-B:1.079.00m.
BELARMINO ALANIZ - Pad. 703 - Recep. Guzmán
B-H:1.640.78m.
H-I:893.12m.
I-J:357.20m.
J-K:305.30m.
TOERO - Pad. 1038 - Recep. Guzmán
K-L:422.70m.
L-M:418.10m.
ESTEBAN
LADISLAO SOSA - Pad. 835 - Recep. Guzmán
P-Q:512.30m.
Q-R:339.80m.
T-A:711.93m.
S-T:273.00m.
R-S:218.00m.
O-P:178.40m.
N-O:120.00m.
M-N:211.40m.
huella
casa
A

Superficie: 354 Has.
Linda Norte: Sucesión Alaniz.
Sur y Oeste: Guillermo Sanchez.
Este: Arias hoy Sucesión de José Escudero y Sucesión Ar

DETALLE PARCELA
(sin escala)


100.00m.
C-D:100.00m.
K-C:100.00m.
K-J:4
L

CROQUIS DE UBICAC


RUTA PROV. Nº40
CASA DE PIEDRA
POTRERILLO
Piedra Picuda
ENSURA

RESUMEN y BALANCE de SUPERFICIES

SUP PARCELA "A" S/MENSURA	=	353 Has. 1.396 m²
SUP PARCELA "I" S/MENSURA	=	1 Ha. 0.000 m²
SUP [illegible] S/MENSURA	=	354 Has. 1.396 m²

Objeto
Propietario
AC
INS
Tomo: 6 (Ley 3236)

Nota Nº 1186
Mesa de Entradas 8.10-96

Certifico que es copia del plano Aprobado bajo 5/26/92

en Luján 8 OCT

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